UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22039

First Trust Specialty Finance and Financial Opportunities Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust

Specialty Finance and Financial Opportunities Fund (FGB)

Annual Report

For the Year Ended
November 30, 2017

Confluence
Investment Management

First Trust

Table of Contents

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

Annual Report

November 30, 2017

Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Performance and Risk Disclosure

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit https://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at https://www.ftportfolios.com.

How to Read This Report

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

Annual Letter from the Chairman and CEO

November 30, 2017

Dear Shareholders:

Thank you for your investment in First Trust Specialty Finance and Financial Opportunities Fund.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended November 30, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first 10 months of the Trump presidency. We believe several factors over the past several months have pointed to an accelerating economy. From November 8, 2016 (Election Day 2016) through November 30, 2017, the S&P 500® Index (the “Index”) posted a total return of 26.49%, according to Bloomberg. In addition, all 11 Index sectors were up on a total return basis. Since the beginning of 2017 through November 30, 2017, the Index has closed its trading sessions at all-time highs on 57 occasions and has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

Halfway through the fourth quarter, monthly data releases show real gross domestic product (“GDP”) growing at an approximate 3% annual rate. If that holds, it would make for three consecutive quarters of growth at 3% or higher. The last time that happened was 2004. While we remain optimistic about the U.S. economy, we are also well aware that no one can predict the future or know how markets will perform in different economic environments.

We believe that you should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

James A. Bowen

Chairman of the Board of Trustees

Chief Executive Officer of First Trust Advisors L.P.

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

“AT A GLANCE”

As of November 30, 2017 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FGB
Common Share Price	$6.38
Common Share Net Asset Value (“NAV”)	$6.42
Premium (Discount) to NAV	(0.62)%
Net Assets Applicable to Common Shares	$92,164,809
Current Quarterly Distribution per Common Share(1)	$0.1750
Current Annualized Distribution per Common Share	$0.7000
Current Distribution Rate on Common Share Price(2)	10.97%
Current Distribution Rate on NAV(2)	10.90%

Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Return
	1 Year Ended 11/30/17	5 Years Ended 11/30/17	10 Years Ended 11/30/17	Inception (5/25/07) to 11/30/17
Fund Performance(3)
NAV	4.23%	5.70%	3.05%	0.18%
Market Value	0.91%	4.99%	2.62%	-0.32%
Index Performance
Blended Benchmark(4)	8.16%	7.42%	6.82%	3.96%
MSCI U.S. Investable Market Financials Index	20.90%	15.71%	1.90%	0.11%

Asset Classification	% of Total Investments
Common Stocks - Business Development Companies	88.1%
Real Estate Investment Trusts (REITs)	11.9
Total	100.0%

Industry Classification	% of Total Investments
Capital Markets	88.1%
Mortgage Real Estate Investment Trusts	11.9
Total	100.0%

Top Ten Holdings	% of Total Investments
Ares Capital Corp.	11.1%
Golub Capital BDC, Inc.	7.0
New Mountain Finance Corp.	7.0
TCP Capital Corp.	6.8
Hercules Capital, Inc.	6.6
CYS Investments, Inc.	6.3
THL Credit, Inc.	6.0
TriplePoint Venture Growth BDC Corp.	5.5
Solar Capital Ltd.	5.4
Annaly Capital Management, Inc.	4.8
Total	66.5%

(1)	Most recent distribution paid or declared through 11/30/2017. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2017. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Blended Benchmark consists of the following:
Wells Fargo BDC Index (70%), FTSE NAREIT Mortgage REIT Index (20%) and S&P SmallCap Financials Index (10%).

Portfolio Commentary

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

Annual Report

November 30, 2017 (Unaudited)

Advisor

First Trust Advisors L.P. (“First Trust”) is the investment advisor to the First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.

Sub-Advisor

Confluence Investment Management LLC, a registered investment advisor (“Confluence” or the “Sub-Advisor”), located in St. Louis, Missouri, serves as the Sub-Advisor to the Fund. The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.

Confluence Portfolio Management Team

Mark Keller, CFA

Chief Executive Officer and Chief Investment Officer

David Miyazaki, CFA

Senior Vice President and Portfolio Manager

Daniel Winter, CFA

Senior Vice President and Portfolio Manager

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of securities of specialty finance and other financial companies that the Fund’s Sub-Advisor believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. “Managed assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund may not be appropriate for all investors.

Market Recap

FGB is a financial sector fund with a particular focus on a niche called business development companies (“BDCs”). BDCs lend to and invest in private companies, oftentimes working with those not large enough to efficiently access the public markets. Each BDC has a unique profile, determined by its respective management team. Some specialize in particular industries, while others apply a more generalized approach and maintain a diversified portfolio. Both approaches can work effectively and offer shareholders a unique and differentiated investment opportunity derived from the private markets. As of November 30, 2017, the Fund had over 88% of its assets invested in 27 BDCs.

Over the course of the Fund’s fiscal year ended November 30, 2017, BDC returns were tempered relative to the strong performance delivered in the previous fiscal year. Although industry fundamentals were generally good, concerns emerged as BDC managers faced ongoing challenges in the middle market, which is the private debt market where most BDC loans are made. For many years, middle market loan yields have been elevated relative to other debt markets and BDC managers were able to underwrite good loans with higher yields. However, in recent quarters, middle market yields have declined, pressured lower, in part, by large capital flows into leveraged loan markets. In turn, many BDCs experienced declining yields in their portfolios over the last year.

Another challenge has been company-specific credit problems, including ones in some of the positions held by the Fund. We believe some of these problems are the residual impact of problems from the energy sector from a few years ago, while others reflect exposure to retailers struggling with changing consumer behavior. But broadly speaking, credit in the BDC industry continues to hold up, with a relatively small number of BDCs experiencing significant challenges, in our opinion.

On a positive note, certain BDC managers with diverse and specialized lending platforms have been able to deliver attractive returns by focusing on particular niches or lending strategies. Oftentimes, these managers have had more control with regard to loan yields and terms, and the BDCs they lead are part of the Fund’s list of larger positions. Their contributions over time have helped the Fund pursue income and capital appreciation opportunities.

Portfolio Commentary (Continued)

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

Annual Report

November 30, 2017 (Unaudited)

Most of the balance of the Fund’s allocation remained in mortgage-backed securities real estate investment trusts (“MBS REITs”). For many years, these companies have traded at valuations below long-term historical trends. However, valuations continue to improve, opening the door for certain companies to deliver capital appreciation alongside significant income distributions. Seemingly, investors formed a measure of comfort as the Federal Reserve (the “Fed”) confirmed its intention to move forward gradually and transparently with regard to raising rates and shrinking its balance sheet. We believe investors have more confidence that MBS REITs can deliver attractive returns even during a period of tightening monetary policy.

Performance Analysis

12 Months Total Return Ended 11/30/17
FGB Market Value	0.91%
FGB NAV	4.23%
Blended Benchmark*	8.16%

*Components of the Blended Benchmark: Wells Fargo BDC Index (70%); FTSE NAREIT Mortgage REIT Index (20%); S&P SmallCap Financials Index (10%). Source: Bloomberg.

The Fund’s market value total return of 0.91% was lower than the Fund’s net asset value (“NAV”) total return1 of 4.23% for the year ended November 30, 2017, as the Fund’s Common Share price relative to its NAV changed from a premium to a small discount. The market value total return and NAV return were lower than the total return of the Blended Benchmark for the period. It is important to note that because the Fund is unique in its focus on BDCs, it often performs in a much different manner than most benchmarks, including its own Blended Benchmark. In addition, the Fund’s allocation is usually different relative to the static weights of the Blended Benchmark, which may also cause significant performance variations.

The Fund uses leverage because we believe that over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of valuation changes on Common Share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. For the 12-month period ended November 30, 2017, the use of leverage was additive to returns. The Blended Benchmark does not use leverage.

BDC valuations generally moved lower during the year with the average price/book value declining and the average dividend yield moving higher. Accordingly, many BDC stock prices declined during the year. Offsetting much of this negative return was a significant level of income delivered in the form of dividends.

MBS REITs posted a second consecutive fiscal year of strong returns, delivered from both capital appreciation and income distributions. The companies benefitted from conditions in the mortgage backed securities market that were generally stable, even as the Fed continued to gradually tighten monetary policy. Although the Fund maintained a significant allocation to MBS REITs, it was lower than the Blended Benchmark’s allocation, a posture that detracted from relative performance. The Fund’s limited exposure to other small cap financials, which also performed well during the year, also detracted from relative performance.

Market and Fund Outlook

The Fund remains focused on specialty finance companies, particularly BDCs. During the 12-month period ended November 30, 2017, the BDC industry has continued to grow. New BDCs entered the public equity markets, led by experienced management teams with good track records and the right focus on shareholders, in our view. We also witnessed management transitions of certain BDCs, where underperforming managers were replaced with new ones with better track records. We believe that these positive developments are part of an evolution we’ve described in the past; one that involves an industry still maturing and improving. In recent years, we’ve witnessed growth in not only the quantity and size of BDCs in the industry, but also the quality of managers. As we look forward, we expect the growth to continue and have positioned the Fund to participate in the upside.

Worth noting is the trend of declining yields in the middle market, where most BDCs make the majority of their loans. BDC managers don’t control the overall level of interest rates, and therefore don’t have full control over the direction of income of their portfolios. Accordingly, an extended period of low interest rates can pressure BDC income and dividends lower.

1	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

Annual Report

November 30, 2017 (Unaudited)

Some BDCs, including many owned by the Fund, are led by managers with differentiated underwriting capabilities, which can provide a measure of yield protection. But even these BDCs will face their own market cycles; ones that may involve periods of lower yields. In many ways, BDC managers are similar to bond managers. Their primary responsibility is to underwrite good loans. As interest rates rise and fall, bond managers will deliver higher or lower income. We believe skilled managers create value not by defying gravity, but by delivering attractive, risk-adjusted returns through market cycles. We have the same expectations for BDC managers.

For MBS REITs, we believe their operating environment should continue to be constructive. The Fed has adopted a policy of high transparency with regard to monetary policy, allowing changes in the MBS market to unfold gradually. Generally speaking, the absence of sharp market disruptions enables MBS REIT managers to perform well. We expect conditions to remain in place, but continue to closely monitor not just Fed policy, but also how transparent the Fed decides to be.

It is our pleasure to manage FGB. The Fund’s unique focus on BDCs presents shareholders an opportunity to invest in companies that are part of a growing and evolving industry; one that we believe delivers a differentiated return profile from the private debt and equity markets.

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

Portfolio of Investments

November 30, 2017

Shares	Description	Value
COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES – 111.7%
	Capital Markets – 111.7%
172,787	Alcentra Capital Corp. (a)	$1,480,785
551,102	Apollo Investment Corp. (a)	3,312,123
802,412	Ares Capital Corp. (a)	13,015,123
900	BlackRock Capital Investment Corp. (a)	5,895
130,340	CM Finance, Inc. (a)	1,120,924
10,000	Corporate Capital Trust, Inc.	181,100
310,300	FS Investment Corp. (a)	2,513,430
29,360	Gladstone Investment Corp.	318,556
53,063	Goldman Sachs BDC, Inc. (a)	1,161,018
434,730	Golub Capital BDC, Inc. (a)	8,233,786
16,699	Harvest Capital Credit Corp.	179,347
574,598	Hercules Capital, Inc. (a)	7,716,851
340,472	KCAP Financial, Inc.	1,150,795
49,107	Main Street Capital Corp. (a)	1,981,468
586,714	Medley Capital Corp. (a)	3,414,676
577,564	New Mountain Finance Corp. (a)	8,172,531
202,084	OFS Capital Corp. (a)	2,457,341
82,645	PennantPark Floating Rate Capital Ltd. (a)	1,156,204
755,081	PennantPark Investment Corp. (a)	5,451,685
295,709	Solar Capital Ltd. (a)	6,322,258
24,013	Solar Senior Capital Ltd.	427,431
340,126	Stellus Capital Investment Corp. (a)	4,343,409
501,863	TCP Capital Corp. (a)	7,954,529
747,618	THL Credit, Inc. (a)	7,027,609
206,751	TPG Specialty Lending, Inc. (a)	4,232,193
326,594	Triangle Capital Corp. (a)	3,203,887
473,845	TriplePoint Venture Growth BDC Corp. (a)	6,382,692

	Total Common Stocks - Business Development Companies	102,917,646

	(Cost $110,383,451)

REAL ESTATE INVESTMENT TRUSTS – 15.1%
	Mortgage Real Estate Investment Trusts – 15.1%
481,782	Annaly Capital Management, Inc. (a)	5,622,396
108,500	Capstead Mortgage Corp. (a)	984,095
909,380	CYS Investments, Inc. (a)	7,356,884

	Total Real Estate Investment Trusts	13,963,375

	(Cost $17,483,887)
	Total Investments – 126.8% (Cost $127,867,338) (b)	116,881,021
	Outstanding Loan – (27.1)%	(25,000,000)
	Net Other Assets and Liabilities – 0.3%	283,788

	Net Assets – 100.0%	$92,164,809

(a)	All or a portion of this security serves as collateral on the outstanding loan.
(b)	Aggregate cost for federal income tax purposes was $130,298,173. As of November 30, 2017, the aggregate gross unrealized appreciation for all investments in which there as an excess of value over tax cost was $7,333,138 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $20,750,290. The net unrealized depreciation was $13,417,152.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of November 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 11/30/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stocks - Business Development Companies*	$ 102,917,646	$ 102,917,646	$ —	$ —
Real Estate Investment Trusts*	13,963,375	13,963,375	—	—

Total Investments	$ 116,881,021	$ 116,881,021	$ —	$ —

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at November 30, 2017.

Page 6	See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

Statement of Assets and Liabilities

November 30, 2017

ASSETS:
Investments, at value (Cost $127,867,338)	$116,881,021
Cash	2,689,676
Foreign currency (Cost $27)	20
Dividends receivable	335,403
Prepaid expenses	3,205

Total Assets	119,909,325

LIABILITIES:
Outstanding loan	25,000,000
Payables:
Distributions	2,510,334
Investment advisory fees	97,918
Audit and tax fees	48,378
Interest and fees on loan	46,892
Printing fees	22,841
Transfer agent fees	5,404
Administrative fees	4,914

Custodian fees	2,935
Trustees’ fees and expenses	2,724
Legal fees	1,142
Financial reporting fees	771
Other liabilities	263

Total Liabilities	27,744,516

NET ASSETS	$92,164,809

NET ASSETS consist of:
Paid-in capital	$138,820,531
Par value	143,448
Accumulated net investment income (loss)	(2,510,334)
Accumulated net realized gain (loss) on investments	(33,302,512)
Net unrealized appreciation (depreciation) on investments and foreign currency translation	(10,986,324)

NET ASSETS	$92,164,809

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$6.42

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	14,344,765

See Notes to Financial Statements	Page 7

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

Statement of Operations

For the Year Ended November 30, 2017

INVESTMENT INCOME:
Dividends	$9,765,809
Interest	832

Total investment income	9,766,641

EXPENSES:
Investment advisory fees	1,258,687
Interest and fees on loan	512,972
Printing fees	59,943
Administrative fees	55,671
Audit and tax fees	48,366
Transfer agent fees	31,685
Custodian fees	17,346
Trustees’ fees and expenses	16,561
Financial reporting fees	9,250
Legal fees	5,142
Other	26,643

Total expenses	2,042,266

NET INVESTMENT INCOME (LOSS)	7,724,375

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	863,318
Net change in unrealized appreciation (depreciation) on investments	(4,242,598)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,379,280)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,345,095

Page 8	See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

Statements of Changes in Net Assets

	Year Ended 11/30/2017	Year Ended 11/30/2016
OPERATIONS:
Net investment income (loss)	$7,724,375	$9,457,462
Net realized gain (loss)	863,318	(1,192,427)
Net change in unrealized appreciation (depreciation)	(4,242,598)	5,801,458

Net increase (decrease) in net assets resulting from operations	4,345,095	14,066,493

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(8,604,371)	(9,412,940)
Return of capital	(1,432,930)	(614,219)

Total distributions to shareholders	(10,037,301)	(10,027,159)

CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	103,673	55,487

Net increase (decrease) in net assets resulting from capital transactions	103,673	55,487

Total increase (decrease) in net assets	(5,588,533)	4,094,821

NET ASSETS:
Beginning of period	97,753,342	93,658,521

End of period	$92,164,809	$97,753,342

Accumulated net investment income (loss) at end of period	$(2,510,334)	$(3,245,648)

CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	14,329,772	14,321,269
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	14,993	8,503

Common Shares at end of period	14,344,765	14,329,772

See Notes to Financial Statements	Page 9

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

Statement of Cash Flows

For the Year Ended November 30, 2017

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$4,345,095
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(7,732,377)
Sales, maturities and paydowns of investments	6,786,496
Return of capital and realized gain distributions received from investments	2,238,608
Net realized gain/loss on investments	(863,318)
Net change in unrealized appreciation/depreciation on investments	4,242,598
Changes in assets and liabilities:
Decrease in dividends receivable	14,734
Increase in prepaid expenses	(693)
Increase in interest and fees payable on loan	17,182
Decrease in investment advisory fees payable	(1,622)
Decrease in audit and tax fees payable	(12)
Decrease in legal fees payable	(474)
Increase in printing fees payable	3,297
Increase in administrative fees payable	202
Decrease in custodian fees payable	(4,556)
Increase in transfer agent fees payable	76
Decrease in Trustees’ fees and expenses payable	(161)
Decrease in other liabilities payable	(6,736)

Cash provided by operating activities		$9,038,339

Cash flows from financing activities:
Proceeds of Common Shares reinvested	103,673
Distributions to Common Shareholders from net investment income	(8,601,747)
Distributions to Common Shareholders from return of capital	(1,432,930)

Cash used in financing activities		(9,931,004)

Decrease in cash and foreign currency		(892,665)
Cash and foreign currency at beginning of period		3,582,361

Cash and foreign currency at end of period		$2,689,696

Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$495,790

Page 10	See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

Financial Highlights

For a Common Share outstanding throughout each period

	Year Ended November 30,
	2017	2016	2015		2014	2013
Net asset value, beginning of period	$6.82	$6.54	$7.72		$8.61	$7.85

Income from investment operations:
Net investment income (loss)	0.54	0.66	0.64		0.65	0.62
Net realized and unrealized gain (loss)	(0.24)	0.32	(1.12	) (a)	(0.85)	0.81

Total from investment operations	0.30	0.98	(0.48)		(0.20)	1.43

Distributions paid to shareholders from:
Net investment income	(0.60)	(0.66)	(0.67)		(0.66)	(0.67)
Return of capital	(0.10)	(0.04)	(0.03)		(0.03)	—

Total distributions paid to Common Shareholders	(0.70)	(0.70)	(0.70)		(0.69)	(0.67)

Premiums from shares sold in at the market offering	—	—	0.00	(b)	—	—

Net asset value, end of period	$6.42	$6.82	$6.54	(a)	$7.72	$8.61

Market value, end of period	$6.38	$7.00	$6.17		$8.58	$8.19

Total return based on net asset value (c)	4.23%	16.39%	(6.25	)% (a)	(2.44)%	18.91%
Total return based on market value (c)	0.91%	26.63%	(20.42)%		14.00%	10.03%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$92,165	$97,753	$93,659		$110,395	$123,081
Ratio of total expenses to average net assets	2.02%	1.87%	1.85%		1.71%	1.73%
Ratio of total expenses to average net assets excluding interest expense	1.52%	1.54%	1.63%		1.52%	1.50%
Ratio of net investment income (loss) to average net assets	7.66%	10.42%	9.14%		8.00%	7.51%
Portfolio turnover rate	5%	13%	10%		14%	13%

Indebtedness:
Total loan outstanding (in 000’s)	$25,000	$25,000	$25,000		$25,000	$25,000
Asset coverage per $1,000 of indebtedness (d)	$4,687	$4,910	$4,746		$5,416	$5,923

(a)	The Fund received a reimbursement from the sub-advisor in the amount of $15 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(b)	Amount represents less than $0.01 per share.
(c)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements	Page 11

Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

November 30, 2017

1. Organization

First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 20, 2007, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FGB on the New York Stock Exchange (“NYSE”).

The Fund’s primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. Under normal market conditions, the Fund invests at least 80% of its managed assets in a portfolio of securities of specialty finance and other financial companies that Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

2. Significant Accounting Policies

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:

Common stocks, real estate investment trusts (“REITs”), master limited partnerships, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value

Notes to Financial Statements (Continued)

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

November 30, 2017

prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2017, is included with the Fund’s Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including the amortization of premiums and accretion of discounts.

The Fund holds shares of business development companies (“BDCs”) and may hold shares of exchange-traded funds (“ETFs”). The Fund records the character of distributions received from the BDCs during the year based on estimates available. The tax character of distributions received from these securities may vary when reported by the issuer after their tax reporting periods conclude.

Notes to Financial Statements (Continued)

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

November 30, 2017

Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

For the year ended November 30, 2017, distributions of $2,238,608 received from investments have been reclassified as return of capital and realized gain. The cost basis of applicable investments has been reduced accordingly.

C. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended November 30, 2017, primarily as a result of the expiration of pre-enactment net capital loses, prior year tax character of REIT and BDC distributions, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $1,615,310, an increase in accumulated net realized gain (loss) on investments by $55,217,901 and a decrease to paid-in-capital of $56,833,211.

The tax character of distributions paid by the Fund during the fiscal years ended November 30, 2017 and 2016 was as follows:

Distributions paid from:	2017	2016
Ordinary income	$8,601,747	$9,411,452
Capital gain	—	—
Return of capital	1,432,930	614,219

As of November 30, 2017, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(30,871,677)
Net unrealized appreciation (depreciation)	(13,417,159)

Total accumulated earnings (losses)	(44,288,836)
Other	(2,510,334)
Paid-in capital	138,963,979

Total net assets	$92,164,809

D. Income Taxes

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2017, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by

Notes to Financial Statements (Continued)

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

November 30, 2017

regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains offset will not be distributed to Fund shareholders.

Capital Loss Available Through 2018	Capital Loss Available Through 2019	Post Effective— No Expiration	Total Capital Loss Available
$14,556,882	$5,452,015	$10,367,385	$30,376,282

During the taxable year ended November 30, 2017, the Fund utilized $933,831 of the Fund’s post-enactment capital loss carryforwards.

At the taxable year ended November 30, 2017, $55,647,845 of the Fund’s pre-enactment capital loss carryforward expired.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2017, the Fund had $495,395 of late year capital losses.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of November 30, 2017, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

E. Expenses

The Fund will pay all expenses directly related to its operations.

F. New and Amended Financial Reporting Rules and Forms

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

G. New Accounting Pronouncement

In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Confluence serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust from its investment advisory fee.

Notes to Financial Statements (Continued)

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

November 30, 2017

BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.

4. Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended November 30, 2017, were $7,618,895 and $6,786,496, respectively.

5. Borrowings

The Fund has a committed facility agreement (the “BNP Facility”) with BNP Paribas Prime Brokerage, Inc. (“BNP”), which currently has a maximum commitment amount of $25,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the BNP Facility except upon 179 calendar days’ prior notice. The interest rate under the BNP Facility is equal to the 1-month LIBOR plus 85 basis points. Prior to November 1, 2017, the interest rate under the BNP Facility was equal to the 1-month LIBOR plus 100 basis points. Prior to December 7, 2016, the interest rate under the BNP Facility was equal to the 1-month LIBOR plus 70 basis points. In addition, under the BNP Facility, the Fund pays a commitment fee of 0.85% on the undrawn amount.

The average amount outstanding for the year ended November 30, 2017 was $25,000,000, with a weighted average interest rate of 2.03%. As of November 30, 2017, the Fund had outstanding borrowings of $25,000,000, which approximates fair value, under the BNP Facility. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the year ended November 30, 2017 were 2.24% and 1.33%, respectively, and the interest rate at November 30, 2017 was 2.20%.

6. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Financial Sector Concentration Risk

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company’s financial condition or prospects, could adversely affect its business. Leasing companies may be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

Notes to Financial Statements (Continued)

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

November 30, 2017

8. Subsequent Events

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of First Trust Specialty Finance and Financial Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”), including the portfolio of investments, as of November 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Specialty Finance and Financial Opportunities Fund, as of November 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

January 24, 2018

Additional Information

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

November 30, 2017 (Unaudited)

Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website located at https://www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website located at https://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website located at

Additional Information (Continued)

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

November 30, 2017 (Unaudited)

https://www.ftportfolios.com; (3) on the SEC’s website at https://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

Tax Information

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2017, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

NYSE Certification Information

In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of May 1, 2017, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

Submission of Matters to a Vote of Shareholders

The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Specialty Finance and Financial Opportunities Fund as a Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Keith was 12,108,071, the number of votes against was 211,302 and the number of broker non-votes was 2,017,622. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s prospectus and statement of additional information, as well as other Fund regulatory filings.

Business Development Company (“BDC”) Risk: Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC’s portfolio could include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Certain BDCs in which the Fund invests employ the use of leverage in their portfolios through borrowings or in the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, the leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC’s common share income will fall if the dividend rate on any preferred shares or the interest rate on any borrowings rises. In addition, the market price for BDCs, together with other dividend paying stocks, may be negatively affected by a rise in interest rates. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

Financial Sector Concentration Risk: Under normal market conditions, the Fund will invest at least 80% of its managed assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company’s financial condition or prospects, could adversely affect its business. Leasing companies may be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

Additional Information (Continued)

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

November 30, 2017 (Unaudited)

Income Risk: The income common shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund’s distributions on its common shares as well. The Fund’s income also would likely be adversely affected when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Investment and Market Risk: An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

Leverage Risk: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

Non-Diversification Risk: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

REIT, Mortgage-Related and Asset-Backed Securities Risks: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio of mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgagees sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates.

The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Advisory and Sub-Advisory Agreements

Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements

The Board of Trustees of First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Confluence Investment Management LLC (the “Sub-Advisor”) for a one year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the

Additional Information (Continued)

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

November 30, 2017 (Unaudited)

Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. (“MPI”), an independent source (the “MPI Peer Group”), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled and limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage; (iii) none of the peer funds employs an advisor/sub-advisor management structure with an unaffiliated sub-advisor; (iv) most of the peer funds are larger than the Fund, which causes the Fund’s fixed expenses to be higher on a percentage basis as compared to the larger peer funds; and (v) some peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average managed assets, was above the median of the MPI Peer Group (not all of which are closed-end funds). With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2016 to the performance

Additional Information (Continued)

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

November 30, 2017 (Unaudited)

of the MPI Peer Group and to that of two benchmark indexes, one of which was a blended benchmark index. In reviewing the Fund’s performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the MPI Peer Group average for the one-year period and underperformed the MPI Peer Group average for the three- and five-year periods ended December 31, 2016. The Board also noted that the Fund outperformed the benchmark indexes for the one-year period and underperformed the benchmark indexes for the three- and five-year periods ended December 31, 2016. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2016 and the Fund’s average trading discount during 2016 and comparable information for the peer group.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board determined that due to the Fund’s closed end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered that many of the Sub-Advisor’s costs are fixed, allowing for economies of scale with regard to certain costs. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor and one of its affiliates from their relationship with the Fund, including that the Sub-Advisor may enter into soft dollar and commission sharing arrangements, and considered a summary of such arrangements. The Board noted the Sub-Advisor’s statement that it benefits from greater exposure to specialty finance companies. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

November 30, 2017 (Unaudited)

Name, Address, Date of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
		INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 04/51	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	151	None

Thomas R. Kadlec, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/57	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	151	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association

Robert F. Keith, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/56	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	151	Director of Trust Company of Illinois

Niel B. Nielson, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 03/54	• Three Year Term • Since Fund Inception	Managing Director and Chief Operating Officer (January 2015 to Present), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services); President (June 2002 to June 2012), Covenant College	151	Director of Covenant Transport, Inc. (May 2003 to May 2014)
		INTERESTED TRUSTEE

James A. Bowen(2), Trustee and Chairman of the Board 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 09/55	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	151	None

(1)	Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2019 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors, L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

November 30, 2017 (Unaudited)

Name, Address and Date of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 01/66	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) (January 2016 to Present) and Stonebridge Advisors LLC (Investment Advisor) (January 2016 to Present)

Donald P. Swade 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 08/72	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 05/60	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B: 02/70	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.

Kristi A. Maher 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 12/66	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy

First Trust Specialty Finance and Financial Opportunities Fund (FGB)

November 30, 2017 (Unaudited)

Privacy Policy

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We collect nonpublic personal information about you from the following sources:

•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

•	Information about your transactions with us, our affiliates or others;

•	Information we receive from your inquiries by mail, e-mail or telephone; and

•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

Use of Web Analytics

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

Confidentiality and Security

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to https://www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

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INVESTMENT ADVISOR

First Trust Advisors L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

INVESTMENT SUB-ADVISOR

Confluence Investment Management LLC

20 Allen Avenue, Suite 300

St. Louis, MO 63119

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

ADMINISTRATOR,

FUND ACCOUNTANT, AND

CUSTODIAN

The Bank of New York Mellon

101 Barclay Street, 20th Floor

New York, NY 10286

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP

111 W. Monroe Street

Chicago, IL 60603

Item 2. Code of Ethics.

(a)   The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $42,000 for the fiscal year ended November 30, 2016 and $42,000 for the fiscal year ended November 30, 2017.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $91.91 for the fiscal year ended November 30, 2016 and $0 for the fiscal year ended November 30, 2017. The 2016 audit-related fees were related to the review of pricing committee procedures.

Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2016 and $0 for the fiscal year ended November 30, 2017.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for the fiscal year ended November 30, 2016 and $5,200 for the fiscal year ended November 30, 2017. These fees were for tax consultation.

Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were $0 for the fiscal year ended November 30, 2016 and $0 for the fiscal year ended November 30, 2017.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2016 and $0 for the fiscal year ended November 30, 2017.

All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2016 and $0 for the fiscal year ended November 30, 2017.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2016 were $5,200 for the registrant and $13,000 for the registrant’s investment adviser; and for the fiscal year ended November 30, 2017, were $5,200 for the registrant and $44,000 for the registrant’s investment adviser.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

CONFLUENCE INVESTMENT MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

1. Introduction

As a registered investment adviser, Confluence Investment Management LLC (“Confluence” or the “Adviser”) has a fiduciary duty to act solely in the best interests of its clients. If the client is a registered investment company under the Investment Company Act of 1940 or the client requests Confluence to do so in writing, the Adviser will vote proxy materials for its clients.

In cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

2. General

a.	In the event requests for proxies are received with respect to the voting of equity securities on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best interest of the Company’s shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company’s shareholders.
b.	The Chief Compliance Officer or his/her designate is responsible for monitoring Adviser’s proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.
c.	The Chief Compliance Officer or his/her designate shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.
d.	All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Compliance Officer or his/her designate. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.
e.	The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3. Registered Investment Companies

In cases in which the client is a registered investment company under the Investment Company Act of 1940, delegates proxy voting (e.g., where Confluence acts as a sub-adviser of a closed-end fund) and required by law, Confluence will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e. “echo vote” or ‘mirror vote”), unless otherwise required by law. When required by law, Confluence will also echo vote proxies of securities in unaffiliated investment vehicles. For example, section 12(d)(1)(F) of the Investment Company Act of 1940 requires echo voting of registered investment companies that sub-advise or manage securities of other registered investment companies.

4. Conflicts of Interest

In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

• A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

• An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

• The Adviser, any fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser’s Chief Compliance Officer.

If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

5. Recordkeeping

The Chief Compliance Officer or his/her designate is responsible for maintaining the following records:

• proxy voting policies and procedures;

• proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with a copy of the proxy statement promptly upon request);

• records of votes cast and abstentions; and

• any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Investment decisions for the registrant are made by the Portfolio Management Team of Confluence Investment Management LLC (“Confluence”). The members of the Confluence Portfolio Management Team are responsible for portfolio management, security selection, leverage management, trading, compliance, position reconciliation, communication and reporting to the registrant’s investment adviser.

Information provided as of January 10, 2017

Mark A. Keller, CFA – Chief Executive Officer and Chief Investment Officer

Mr. Keller has over 30 years of investment experience with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc., and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of A.G. Edwards’ Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten of which as Chairman of the Committee. Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm’s Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm’s Focus List. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

David B. Miyazaki, CFA – Senior Vice President and Senior Portfolio Manager

Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment management arm of A.G. Edwards, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the A.G. Edwards’ ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards’ Investment Strategy Committee. As a strategist, he was responsible for the firm’s quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group in Dallas, Texas, and as a Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

Daniel T. Winter, CFA – Senior Vice President and Senior Portfolio Manager

Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm’s six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm’s Allocation Advisor Committee which oversaw the A.G. Edwards exchange-traded fund focused strategies. Prior to joining the firm’s Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of November 30, 2017

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mark Keller	Registered Investment Companies:	2	$138m	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	17,996	$5,749m	0	$0
2. David Miyazaki	Registered Investment Companies:	1	$120m	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	698	$210m	0	$0
3. Daniel Winter	Registered Investment Companies:	2	$138m	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	17,298	$5,597m	0	$0

Potential Conflicts of Interests

The Confluence Portfolio Management Team may purchase or sell in other accounts the same securities that are purchased or sold for the registrant. If a situation arises where the same securities are being purchased or sold in other accounts and the registrant, the Portfolio Management Team’s policy is to follow a trade rotation to avoid simultaneous and competing buy or sell orders.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of November 30, 2017

The portfolio managers are compensated with an annual base salary and a discretionary bonus based on Confluence’s overall firm profits rather than individual product line performance or profitability. In addition, Confluence’s portfolio managers are equity owners in Confluence, aligning their long-term interests with the registrant’s holders to strive to achieve superior investment performance over an appropriate time period. This ensures that the portfolio managers are incentivized to implement a consistent investment strategy for the registrant without incurring undue risk.

(a)(4) Disclosure of Securities Ownership

Information provided as of November 30, 2017

Name	Dollar Range of Registrant Shares Beneficially Owned
Mark Keller	$50,001 - $100,000
David Miyazaki	$10,001 - $50,000
Daniel Winter	$1-$10,000
Brian Hansen	$10,001 - $50,000
Joseph Hanzlik	$10,001 - $50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Specialty Finance and Financial Opportunities Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	January 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	January 24, 2018

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	January 24, 2018

* Print the name and title of each signing officer under his or her signature.